Dreyfus
Variable
Investment Fund,
Quality Bond
Portfolio
Annual Report



December 31, 1996

Dreyfus Variable Investment Fund, Quality Bond Portfolio
---------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus Variable Investment Fund--Quality Bond Portfolio. For its annual reporting period ended December 31, 1996, your Portfolio produced a total return of 3.13% per share, based upon net asset value,* compared to 3.58% for the Merrill Lynch Domestic Master Index (Subindex D010).** Income dividends of $.657 per share were declared during the period, which is equivalent to an annualized distribution rate per share of 5.70%.***

THE ECONOMY

   Over the reporting period, the economy has grown moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year: however, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.

   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.

   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.

   Lending optimism to the prospect for continued economic growth was the report from The Conference Board--a private research group--that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods--those items intended to last three or more years--declined.

   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

MARKET ENVIRONMENT

   The interest rate environment over the past year was quite volatile. Alternating signs of economic strength and weakness have caused interest rates to rise and fall throughout the year. We began 1996 with ten-year Treasury yields at 5.60%. As fears of economic growth and inflation gripped the market, yields rose to over 7.00% during the summer months. Slowing economic growth and continued benign inflation helped ten-year rates to later dip below 6.10% and finish the year at 6.40%. Despite this interest rate volatility, yield spreads over Treasuries of both corporate and mortgage backed securities narrowed throughout the year through October. In November and December, spreads widened as a large supply of long term bank and insurance debt and commercial mortgage backed debt was underwritten in a short period of time. THE PORTFOLIO

   The Portfolio has generally been well positioned for this market environment as a more defensive, shorter duration posture was adopted during the rising rate environment early in the year. Additionally, the Portfolio was overweighted in corporates and mortgages up until the end of October. In October and November we sold a large portion of the corporate and agency mortgage positions to prepare for the anticipated large supply of new issues. The Portfolio subsequently benefited from corporate and mortgage backed purchases in November and December as spreads on these securities narrowed late in the year. We have added numerous names in the Bank sector including First Union, Barnett Banks, PNC, Bank of Boston and Bank of New York. Additionally, we have added exposure to commercial mortgage backed securities in the Portfolio . These securities generally offer better prepayment protection than residential mortgage backed securities and wider spreads than comparably rated corporate bonds. The steadily improving commercial real estate market should help benefit these securities.

   Included in this report is a series of detailed statements about your Portfolio's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Portfolio and The Dreyfus Corporation.

                                               Very truly yours,



                                               Garitt A. Kono
                                               Portfolio Manager



                                               Kevin McClintock
                                               Portfolio Manager

January 15, 1997
New York, N.Y.

  * Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
 ** The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year.
*** Distribution rate per share is based upon dividends per share declared from net investment income during the period, divided by the net asset value per share at the end of the period.

Dreyfus Variable Investment Fund, Quality Bond Portfolio      December 31, 1996
-------------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO AND THE MERRILL LYNCH DOMESTIC
                     MASTER INDEX (SUBINDEX D010)


ADD PLOT POINTS HERE FOR GRAPH


*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.
Average Annual Total Returns
--------------------------------------------------------------------------------

<caption}

  One Year Ended               Five Years Ended         From Inception (8/31/90)
December 31, 1996             December 31, 1996          to December 31, 1996
-----------------             -----------------         -----------------------
     3.13%                          8.90%                      9.63%

-------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Quality Bond Portfolio on 8/31/90 (Inception
Date) to a $10,000 investment made in the Merrill Lynch Domestic Master Index (Subindex D010) on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Merrill Lynch Domestic Master Index (Subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment-grade corporate securities rated A and better. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                       December 31, 1996


                                                                                         Principal
Bonds and Notes--114.5%                                                                   Amount         Value
------------------------------------------------------------------------------------   -------------  ------------
                       Banking--16.8%  BNY Capital I,
                                         Gtd. Capital Securities, Ser.B, 7.97%, 2026   $ 1,000,000     $   986,520
                                       BankBoston Capital Trust II,
                                         Gtd. Capital Securities, 73/4%, 2026...         1,000,000(a)      964,045
                                       Barnett Capital II,
                                         Gtd. Capital Securities, 7.95%, 2026...         1,500,000(a)    1,489,523
                                       First Chicago, Sub. Notes:
                                         81/4%, 2002............................            15,000          16,000
                                         67/8%, 2003............................           100,000         100,226
                                       First Tennessee Capital Trust I,
                                         Gtd. Capital Securities, 8.07%, 2027...         2,000,000       1,978,340
                                       First Union Institutional Capital I,
                                         Gtd. Capital Securities, 8.04%, 2026...         1,000,000(a)      992,045
                                       NationsBank,
                                         Sub. Notes, 61/2%, 2003................           175,000         171,860
                                       PNC Institutional Capital Trust A,
                                         Gtd. Capital Securities, Ser.A, 7.95%, 2026     1,000,000(a)    1,000,000
                                       Union Planters Capital Trust A,
                                         Gtd. Capital Trust Pass-through Securities,
                                         8.20%,2026.............................         1,000,000(a)      991,225
                                       Zions Institutional Capital Trust A,
                                         Gtd. Capital Securities, Ser.A, 8.536%, 2026    1,500,000(a)    1,538,790
                                                                                                      ------------
                                                                                                        10,228,574
                                                                                                      ------------

          Commercial Mortgages--23.0%  Asset Securitization,
                                         Commercial Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-MD VI, Cl. A7, 7.488%, 2026..         2,500,000       2,494,531
                                       Chase Commercial Mortgage Securities,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-2, Cl. D, 6.90%, 2006........         2,000,000       1,923,125
                                       DLJ Mortgage Acceptance,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-CF2, Cl.A-3, 7.38%, 2021.....         2,000,000(a)    2,006,250
                                       FDIC REMIC Trust,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-C1, Cl. I-D, 71/4%, 2026.....         2,500,000       2,441,016
                                       GMAC Commercial Mortgage Securities,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-C1, Cl. C, 7.43%, 2006.......         2,000,000       2,030,000
                                       Merrill Lynch Mortgage Investors,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1995-C3, Cl. C, 7.369%, 2025......         2,200,000(b)    2,212,375
                                       Resolution Trust,
                                         Commercial Mortgage Pass-Through Ctfs.,
                                         Ser. 1995-C2, Cl. C, 7%, 2027..........           939,810         926,594
                                                                                                      ------------
                                                                                                        14,033,891
                                                                                                      ------------

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

                                                                                         Principal
Bonds and Notes (continued)                                                                Amount         Value
------------------------------------------------------------------------------------   -------------  ------------
                        Finance--6.5%  Avco Financial Services,
                                         Sr. Notes, 6.35%, 2000.................       $ 1,000,000    $    995,531
                                       Commercial Credit,
                                         Notes, 73/4%, 2005.....................         1,000,000       1,050,948
                                       GMAC,
                                         Notes, 55/8%, 2001.....................         2,000,000       1,928,728
                                                                                                     -------------
                                                                                                         3,975,207
                                                                                                     -------------

                        Foreign--1.8%  Kingdom of Sweden,
                                         Bonds, Ser. A, Zero Coupon, 1997.......            60,000          59,207
                                       United Mexican States,
                                         Floating Rate Notes, 7 9/16%, 2001.....         1,000,000(a,b)  1,003,750
                                                                                                     -------------
                                                                                                         1,062,957
                                                                                                     -------------

                     Industrial--2.3%  American Brands,
                                         Deb., 85/8%, 2021......................           400,000         452,301
                                       Eastman Kodak,
                                         Deb., 9.95%, 2018......................           400,000         511,068
                                       Ford Motor,
                                         Deb., 87/8%, 2022......................           400,000         462,305
                                                                                                     -------------
                                                                                                         1,425,674
                                                                                                     -------------

                       Insurance--.2%  SunAmerica:
                                         Deb., 9.95%, 2012......................            13,000          15,630
                                         Notes, 9%, 1999........................           130,000         136,039
                                                                                                     -------------
                                                                                                           151,669
                                                                                                     -------------

                           Other--.1%  City of New York,
                                         General Obligation Bonds, Ser. D, 10%, 2007        25,000          28,750
                                                                                                     -------------

                          Paper--3.3%  Champion International,
                                         Deb., 7.20%, 2011......................         2,000,000(c)    1,987,130
                                                                                                     -------------

         Residential Mortgages--3.3%   The Money Store Trust,
                                         Asset-Backed Ctfs.,
                                         Ser.1996-D, Cl.A-16, 7.11%, 2028.......         2,000,000       2,000,265
                                                                                                     -------------

                      Telephone--4.9%  BellSouth Capital Funding,
                                         Deb., 6.04%, 2001......................         2,000,000(d)    1,990,696
                                       Wisconsin Bell,
                                         Deb., 6.35%, 2006......................         1,000,000(e)      984,801
                                                                                                     -------------
                                                                                                         2,975,497
                                                                                                     -------------

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

                                                                                         Principal
Bonds and Notes (continued)                                                               Amount         Value
------------------------------------------------------------------------------------   -------------  ------------
 U.S. Government and Agencies--23.5%   FICO Coupon Strips,
                                         Ser. 1, Zero Coupon, 5/11/2000.........         $  95,000        $ 77,352
                                       Federal National Mortgage Association,
                                         7.13%, 1/1/2012........................         2,500,000(b)    2,500,000
                                       Government National Mortgage Association I:
                                         61/2%, 4/15/2026-5/15/2026.............         3,001,130       2,863,258
                                       Government National Mortgage Association II:
                                         5%, 2/20/2027..........................         1,500,000(f)    1,461,555
                                         51/2%, 10/20/2026......................         7,500,000(f)    7,425,930
                                                                                                     -------------
                                                                                                        14,328,095
                                                                                                     -------------

               U.S. Government--28.8%  U.S. Treasury Notes:
                                         61/4%, 10/31/2001......................           150,000         150,188
                                         61/8%, 12/31/2001......................        13,000,000      12,953,282
                                         57/8%, 11/15/2005......................         3,000,000       2,894,531
                                         7%, 7/15/2006..........................         1,500,000       1,558,828
                                                                                                     -------------
                                                                                                        17,556,829
                                                                                                     -------------
                                       TOTAL BONDS AND NOTES
                                         (cost $69,786,938).....................                      $ 69,754,538
                                                                                                     =============

Short-Term Investments--2.8%
----------------------------------------------------------------------------
               Agency Discount Note;   Federal Home Loan Mortgage Corp.,
                                         61/2%, 1/2/1997
                                         (cost $1,735,687)......................      $  1,736,000    $  1,735,687
                                                                                                     =============


TOTAL INVESTMENTS (cost $71,522,625)............................................             117.3%   $ 71,490,225
                                                                                           =======   =============

LIABILITIES, LESS CASH AND RECEIVABLES..........................................             (17.3%)  $(10,554,203)
                                                                                           =======   =============

NET ASSETS......................................................................             100.0%   $ 60,936,022
                                                                                           =======   =============

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $9,985,628 or 16.4% of net assets.
(b) Variable  rate security - interest rate subject to periodic change.
(c) Reflects date security can be redeemed at holders' option; the stated maturity is 11/1/2026.
(d) Reflects date security can be redeemed at holders' option; the stated maturity is 11/15/2026.
(e) Reflects date security can be redeemed at holders' option; the stated maturity is 12/1/2026.
(f) Purchased on a forward commitment basis.


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
---------------------------------------------------------------------------
Statement of Assets and Liabilities                       December 31, 1996


                                                                                            Cost                 Value
                                                                                        -----------           -----------
ASSETS:                       Investments in securities--See Statement of Investments   $71,522,625           $71,490,225
                              Cash.............................................                                 2,023,023
                              Interest receivable..............................                                   460,012
                              Receivable for investment securities sold........                                20,447,184
                              Prepaid expenses and other assets................                                     5,637
                                                                                                              ------------
                                                                                                               94,426,081
                                                                                                              ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    35,578
                              Payable for investment securities purchased......                                33,366,477
                              Payable for shares of Beneficial Interest redeemed                                   59,514
                              Accrued expenses.................................                                    28,490
                                                                                                              ------------
                                                                                                               33,490,059
                                                                                                              ------------


NET ASSETS.....................................................................                               $60,936,022
                                                                                                              ============


REPRESENTED BY:               Paid-in capital..................................                               $60,532,072
                              Accumulated net realized gain (loss) on investments                                 436,350
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5..........................                                  (32,400)
                                                                                                              ------------


NET ASSETS.....................................................................                               $60,936,022
                                                                                                              ============


SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                5,299,446


NET ASSET VALUE, offering and redemption price per share.......................                                   $11.50
                                                                                                                  =======



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
----------------------------------------------------------------------------
Statement of Operations                         Year Ended December 31, 1996


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $3,374,276

EXPENSES:                     Investment advisory fee--Note 4(a)................          $   330,181
                              Auditing fees....................................                27,880
                              Prospectus and shareholders' reports............                 12,646
                              Custodian fees--Note 4(a).........................               10,533
                              Registration fees................................                 7,418
                              Legal fees.......................................                 3,657
                              Trustees' fees and expenses--Note 4(b)............                1,840
                              Shareholder servicing costs.....................                    278
                              Miscellaneous....................................                 5,356
                                                                                          -----------
                                   Total Expenses..............................                                    399,789
                                                                                                                -----------

INVESTMENT INCOME--NET..........................................................                                 2,974,487



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:

                              Net realized gain (loss) on investments ........            $   296,597
                              Net unrealized appreciation (depreciation)
                                on investments.................................            (1,282,927)
                                                                                          -----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                    (986,330)
                                                                                                                -----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $1,988,157
                                                                                                                ===========

                             See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                              Year Ended       Year Ended
                                                                                         December 31, 1996  December 31, 1995
                                                                                         -----------------  -----------------
OPERATIONS:
  Investment income--net.......................................................            $  2,974,487       $  1,394,941
  Net realized gain (loss) on investments.....................................                  296,597            628,024
  Net unrealized appreciation (depreciation) on investments...................               (1,282,927)         2,002,134
                                                                                           --------------     -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.........                1,988,157          4,025,099
                                                                                           --------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.......................................................              (2,977,385)        (1,396,840)
  Net realized gain on investments............................................                    --              (387,055)
                                                                                           --------------     -------------

      Total Dividends.........................................................               (2,977,385)        (1,783,895)
                                                                                           --------------     -------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold...............................................               31,824,343         25,461,134
  Dividends reinvested........................................................                2,977,385          1,783,895
  Cost of shares redeemed.....................................................              (10,323,319)        (5,283,531)
                                                                                           --------------     -------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.               24,478,409         21,961,498
                                                                                           --------------     -------------

        Total Increase (Decrease) in Net Assets...............................               23,489,181         24,202,702

NET ASSETS:
  Beginning of Period.........................................................               37,446,841         13,244,139
                                                                                           --------------     -------------
  End of Period...............................................................             $ 60,936,022       $ 37,446,841
                                                                                           --------------     -------------
                                                                                           --------------     -------------

Undistributed investment income--net..........................................                    --          $      2,898
                                                                                           --------------     -------------


                                                                                                Shares           Shares
                                                                                           --------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................                2,770,727          2,224,658
  Shares issued for dividends reinvested......................................                  260,715            155,421
  Shares redeemed.............................................................                 (902,643)          (466,867)
                                                                                           --------------     -------------

      Net Increase (Decrease) in Shares Outstanding...........................                2,128,799          1,913,212
                                                                                           --------------     -------------
                                                                                           --------------     -------------



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
-------------------------------------------------------------------------------
Financial Highlights
   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.




                                                                              Year Ended December 31,
                                                               ----------------------------------------------------
PER SHARE DATA:                                                  1996       1995       1994        1993       1992
                                                               -------     ------     ------      ------     ------
   Net asset value, beginning of period...............         $11.81      $10.53     $11.81      $10.94     $10.67
                                                               -------     ------     ------      ------     ------
   Investment Operations:
   Investment income--net..............................           .66         .68        .73         .76        .92
   Net realized and unrealized gain (loss)
      on investments..................................           (.31)       1.42      (1.27)        .88        .30
                                                               -------     ------     ------      ------     ------
   Total from Investment Operations...................            .35        2.10       (.54)       1.64       1.22
                                                               -------     ------     ------      ------     ------
   Distributions:
   Dividends from investment income--net...............          (.66)       (.69)      (.73)       (.76)      (.92)
   Dividends from net realized gain on investments....            --         (.13)      (.01)       (.01)      (.03)
                                                               -------     ------     ------      ------     ------
   Total Distributions................................           (.66)       (.82)      (.74)       (.77)      (.95)
                                                               -------     ------     ------      ------     ------
   Net asset value, end of period.....................         $11.50      $11.81     $10.53      $11.81     $10.94
                                                               =======     ======     ======      ======     ======
TOTAL INVESTMENT RETURN...............................           3.13%      20.42%     (4.59%)     15.33%     12.09%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............            .79%        .81%       --          --         --
   Ratio of net investment income
      to average net assets...........................           5.86%       6.13%      7.03%       6.51%      8.54%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation..             --         .04%      1.20%       3.51%      5.33%
   Portfolio Turnover Rate............................         258.36%     263.53%     64.80%     110.62%      9.39%
   Net Assets, end of period (000's Omitted)..........        $60,936     $37,447    $13,244      $4,706       $405



                        See notes to financial statments.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:
   Dreyfus  Variable  Investment  Fund  (the  "Fund")  is  registered  under the
Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Quality Bond Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.

   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

   The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

   An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (a) Portfolio valuation: Investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly.
Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Series did not borrow under the line of credit.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Series. During the period ended December 31, 1996, $7,153 was charged by Mellon pursuant to the custody agreement.

   (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   The  aggregate  amount  of  purchases  and  sales  (including   paydowns)  of
investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $154,250,397 and $112,057,929, respectively.

   At December 31, 1996, accumulated net unrealized depreciation on investments was $32,400, consisting of $418,384 gross unrealized appreciation and $450,784 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Quality Bond Portfolio

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                   Ernst & Young LLP


New York, New York
January 29, 1997

Dreyfus Variable Investment Fund,
Quality Bond Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940







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